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                                                                    EXHIBIT 24


                      ANHEUSER-BUSCH COMPANIES, INC.
                             POWER OF ATTORNEY

         Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby appoints August A. Busch III, W. Randolph Baker and JoBeth G. Brown, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the (i) proposed registration under said Act of 10,000,000 shares of common stock pursuant to a Registration Statement on Form S-8 to be transferred pursuant to the Anheuser-Busch Deferred Income Stock Purchase and Savings Plan, this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of the common stock, and to any amendments to said proposed Registration Statement and (ii) amendments to any existing Registration Statement on Form S-8 relating to shares of common stock to be transferred pursuant to the Anheuser-Busch Deferred Income Stock Purchase and Savings Plan, this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the amendments.

         IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of April 23, 2003.


               /s/ Patrick T. Stokes                                       /s/ W. Randolph Baker
--------------------------------------------------           ------------------------------------------------
                 Patrick T. Stokes                                           W. Randolph Baker
President and Chief Executive Officer and Director              Vice President and Chief Financial Officer
           (Principal Executive Officer)                              (Principal Financial Officer)

                 /s/ John F. Kelly                                        /s/ August A. Busch III
--------------------------------------------------           ------------------------------------------------
                    John F. Kelly                                            August A. Busch III
            Vice President and Controller                                         Director
            (Principal Accounting Officer)

              /s/ Carlos Fernandez G.                                       /s/ James J. Forese
--------------------------------------------------           ------------------------------------------------
                Carlos Fernandez G.                                          James J. Forese
                     Director                                                    Director

                /s/ John E. Jacob                                            /s/ James R. Jones
--------------------------------------------------           ------------------------------------------------
                   John E. Jacob                                              James R. Jones
                     Director                                                    Director

                                                                         /s/ Vernon R. Loucks, Jr.
--------------------------------------------------           ------------------------------------------------
                 Charles F. Knight                                         Vernon R. Loucks, Jr.
                     Director                                                   Director

              /s/ Vilma S. Martinez                                      /s/ William Porter Payne
--------------------------------------------------           ------------------------------------------------
                 Vilma S. Martinez                                         William Porter Payne
                     Director                                                    Director



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                /s/ Joyce M. Roche                                        /s/ Henry Hugh Shelton
--------------------------------------------------           ------------------------------------------------
                  Joyce M. Roche                                            Henry Hugh Shelton
                     Director                                                    Director

               /s/ Andrew C. Taylor
--------------------------------------------------           ------------------------------------------------
                 Andrew C. Taylor                                         Douglas A. Warner III
                     Director                                                    Director

           /s/ Edward E. Whitacre, Jr.
--------------------------------------------------
              Edward E. Whitacre, Jr.
                     Director


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